CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of GSI Technologies USA Inc., a Delaware corporation (the "Company"), on Form 10-KSB for the period ended October 31st, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Gilles Addison, President, CEO and Acting CFO of the Company, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 3, 2004




By: /s/ Gilles Addison
___________________________
Gilles Addison
Acting CFO



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